SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2004

                                      CWT

                                  (Depositor)

   (Issuer in respect of Mortgage Pass-Through Certificates, Series 2004-3T1)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CWT
                       Mortgage Pass-Through Certificates
                                Series 2004-3T1

On September 25, 2004, The Bank of New York, as Trustee for CWT, Mortgage Pass-Through Certificates Series 2004-3T1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2004, among CWT as Depositor, Countrywide Home Loans Servicing LP, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWT, Mortgage Pass-Through Certificates Series 2004-3T1 relating to the distribution date of September 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of March 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2004


                                      CWT


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 25, 2004


                             Payment Date: 09/25/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
              Mortgage Pass-Through Certificates, Series 2004-3T1
                        Alternative Loan Trust 2004-3T1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         62,620,090.54    2.115000%     2,413,720.65    110,367.91    2,524,088.56       0.00       0.00
                        A2         62,620,090.54    5.885000%             0.00    307,099.36      307,099.36       0.00       0.00
                        A3        125,240,189.70    5.000000%     4,827,441.62    521,834.12    5,349,275.75       0.00       0.00
                        A4         13,095,000.00    6.000000%             0.00     65,475.00       65,475.00       0.00       0.00
                        PO          3,649,404.37    0.000000%        50,699.49          0.00       50,699.49       0.00       0.00
Residual                AR                  0.00    6.000000%             0.00          0.04            0.04       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           9,458,244.28    6.000000%         9,067.53     47,291.22       56,358.75       0.00       0.00
                        B1          1,991,209.32    6.000000%         1,908.95      9,956.05       11,865.00       0.00       0.00
                        B2          1,244,505.83    6.000000%         1,193.10      6,222.53        7,415.63       0.00       0.00
                        B3            995,604.66    6.000000%           954.48      4,978.02        5,932.50       0.00       0.00
                        B4            746,703.50    6.000000%           715.86      3,733.52        4,449.38       0.00       0.00
                        B5            498,566.50    6.000000%           477.97      2,492.83        2,970.80       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        219,539,518.69     -            7,306,179.65  1,079,450.60    8,385,630.25     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         60,206,369.89              0.00
                                A2         60,206,369.89              0.00
                                A3        120,412,748.08              0.00
                                A4         13,095,000.00              0.00
                                PO          3,598,704.88              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           9,449,176.75              0.00
                                B1          1,989,300.37              0.00
                                B2          1,243,312.73              0.00
                                B3            994,650.18              0.00
                                B4            745,987.64              0.00
                                B5            498,088.53              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        212,233,339.04     -
--------------------------------------------------------------------------------

                             Payment Date: 09/25/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
              Mortgage Pass-Through Certificates, Series 2004-3T1
                        Alternative Loan Trust 2004-3T1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     62,620,090.54     2.115000% 12667FDN2    33.246690      1.520212    829.285072
                           A2     62,620,090.54     5.885000% 12667FDP7     0.000000      4.230000    829.285072
                           A3    125,240,189.70     5.000000% 12667FDQ5    33.246690      3.593882    829.285072
                           A4     13,095,000.00     6.000000% 12667FDR3     0.000000      5.000000  1,000.000000
                           PO      3,649,404.37     0.000000% 12667FDW2    12.356290      0.000000    877.062809
Residual                   AR              0.00     6.000000% 12667FDS1     0.000000      0.368152      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       9,458,244.28     6.000000% 12667FDT9     0.954477      4.978023    994.650184
                           B1      1,991,209.32     6.000000% 12667FDU6     0.954477      4.978023    994.650184
                           B2      1,244,505.83     6.000000% 12667FDV4     0.954477      4.978023    994.650184
                           B3        995,604.66     6.000000% 12667FFC4     0.954477      4.978023    994.650184
                           B4        746,703.50     6.000000% 12667FFD2     0.954477      4.978023    994.650184
                           B5        498,566.50     6.000000% 12667FFE0     0.954477      4.978023    994.650184
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     219,539,518.69       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
              Mortgage Pass-Through Certificates, Series 2004-3T1
                        Alternative Loan Trust 2004-3T1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       212,233,339.04   212,233,339.04
Loan count                    441              441
Avg loan rate           6.359892%             6.36
Prepay amount        7,095,133.07     7,095,133.07

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        40,093.27        40,093.27
Sub servicer fees       36,705.09        36,705.09
Trustee fees             1,646.55         1,646.55


Agg advances                  N/A              N/A
Adv this period         29,419.50        29,419.50

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                5,000,000.00     5,000,000.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.203279%           100.000000%            204,604,684.61
   -----------------------------------------------------------------------------
   Junior            6.796721%             0.000000%             14,920,516.19
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           6                 2,557,073.12
60 to 89 days                           3                 1,106,440.11
90 or more                              0                         0.00
Foreclosure                             1                   984,424.80

Totals:                                10                 4,647,938.03
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            8,385,630.25          8,385,630.25
Principal remittance amount            7,306,179.65          7,306,179.65
Interest remittance amount             1,079,450.60          1,079,450.60